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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): June 27, 1996


                            MIDLAND RESOURCES, INC.
            (Exact Name of Registrant as Specified in its Charter)


          Texas                       0-18836                75-2286814
 (State or other juris-             (Commission             (IRS Employer
 diction of incorporation)          File Number)         Identification Number)


         16701 Greenspoint Park Drive, Suite 200, Houston, Texas 77060
                   (Address of Principal Executive Offices)


                                (713) 873-4828
                 (Registrant's Telephone Number and Area Code)





Exhibit Index on page 3.



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                            MIDLAND RESOURCES, INC.

ITEM 5.  OTHER EVENTS

         On June 27, 1996 Midland Resources, Inc. (the "Registrant") announced that it had determined to waive its right to call the warrants under the warrant agreement governing its publicly traded issue of $4.00 warrants. Under the terms of the warrant agreement the holders of the 2,264,522 outstanding warrants have the right to acquire one share of common stock of the Registrant upon the exercise of each warrant at an exercise price of $4.00. Prior to the waiver of its right, the Registrant had the right under the warrant agreement to call the warrants for redemption at a per warrant price of $0.08 upon the Registrant's common stock trading at $6.00 per share or above for ninety (90) consecutive days (as determined in the warrant agreement). The warrants will expire in 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits
                  99.1     Press Release of Registrant dated June 27, 1996.

                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           MIDLAND RESOURCES, INC.
                                           (Registrant)



                                       By: /s/DEAS H. WARLEY III
                                           ----------------------------
                                           Deas H. Warley III
                                           President and Chairman of the Board
DATED:  July 23, 1996






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                               INDEX TO EXHIBITS

Exhibit

99.1     Press Release of Registrant dated June 27, 1996.






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